Exhibit 99.1

Climate Change Crisis Real Impact I Acquisition Corporation
Announces Stockholders Approval of Business Combination with EVgo

NEW YORK (June 29, 2021) – Climate Change Crisis Real Impact I Acquisition Corporation (NYSE: CLII) (“CLII”), a publicly-traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination with EVgo Services, LLC (“EVgo”) at CLII’s special meeting of stockholders (the “Special Meeting”) held on June 29, 2021.

More than 99% of the votes cast at the Special Meeting were in favor of the approval of the business combination. CLII stockholders also voted overwhelmingly to approve all other proposals presented at the Special Meeting. CLII plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”) today.

Subject to the satisfaction of certain other closing conditions, the business combination is expected to close on July 1, 2021 and CLII will change its name to from “Climate Change Crisis Real Impact I Acquisition Corporation” to “EVgo Inc.” EVgo Inc.’s Class A common stock and EVgo Inc.’s warrants are expected to commence trading on The Nasdaq Global Select Market LLC under the symbols “EVGO” and “EVGOW,” respectively, on July 2, 2021.

About CLII

CLII is a special-purpose acquisition company (“SPAC”) formed to identify and acquire a scalable company making significant contributions to the fight against the climate crisis. CLII is co-sponsored by private funds affiliated with Pacific Investment Management Company LLC (“PIMCO”), which has more than $640 billion in sustainability investments across its portfolios. CLII is led by a seasoned operations and leadership team that has decades of experience at the intersection of climate change and capitalism, and includes veterans from NRG, Credit Suisse, General Electric and Green Mountain Power. For more information, please visit www.climaterealimpactsolutions.com.

About EVgo

EVgo is the nation’s largest public fast charging network for electric vehicles, and the first to be powered by 100% renewable energy. With more than 800 fast charging locations, EVgo’s owned and operated charging network serves over 65 metropolitan areas across 34 states, and more than 250,000 customers. Founded in 2010, EVgo leads the way on transportation electrification, partnering with automakers; fleet and rideshare operators; retail hosts such as hotels, shopping centers, gas stations and parking lot operators; and other stakeholders to deploy advanced charging technology to expand network availability and make it easier for drivers across the U.S. to enjoy the benefits of driving an EV. As a charging technology first mover, EVgo works closely with business and government leaders to accelerate the ubiquitous adoption of EVs by providing a reliable and convenient charging experience close to where drivers live, work and play, whether for a daily commute or a commercial fleet. EVgo’s parent company is LS Power, a New York-headquartered development, investment and operating company focused on leading edge solutions for the North American power and energy infrastructure sector. On January 22, 2021, EVgo announced that it entered into a definitive business combination agreement with CLII (NYSE: CLII). For more information visit evgo.com and lspower.com.

Forward Looking Statements

Certain statements in this press release that are not historical facts may constitute forward-looking statements are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding CLII’s proposed business combination with EVgo, CLII’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CLII and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CLII or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CLII’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CLII’s or EVgo’s financial results is included from time to time in CLII’s public reports filed with the SEC, as well as the definitive proxy statement that CLII has filed with the SEC in connection with CLII’s solicitation of proxies for the meeting of stockholders held to approve, among other things, the proposed business combination. If any of these risks materialize or CLII’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CLII nor EVgo presently know, or that CLII and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CLII’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of this press release. CLII and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CLII and EVgo may elect to update these forward-looking statements at some point in the future, CLII and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CLII’s or EVgo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

CLII

For Investors:

Dan Gross

dan.gross@climaterealimpactsolutions.com

For Media:

Isaac Steinmetz

Director of Media Relations

cris@antennagroup.com

646-883-3655

EVgo

For Investors:

Ted Brooks

VP of Investor Relations

investors@evgo.com

310-954-2943

For Media:

EVgoPR@icrinc.com

LS Power

Steven Arabia

Director, Government Affairs & Media Relations

sarabia@lspower.com

609-212-3857